UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): February 12, 2013

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16825 Northchase Drive, Suite 400
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 12, 2013, Swift Energy Company (“Swift Energy” or the “Company”) adopted the Third Amended and Restated Bylaws (“Bylaws”) solely to correct a typographical error in the Second Amended and Restated Bylaws, effective October 30, 2009. The revised Bylaws set the record date so that it better reflects the wording of the Texas Business Organizations Code statute, which allows the record date to be set no sooner than sixty (60) days before the annual meeting and no later than ten (10) days before the annual meeting.
Swift Energy’s Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated herein by reference. The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

3.2	Third Amended and Restated Bylaws of Swift Energy Company dated February 12, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 14, 2013

Swift Energy Company
By:	/s/ Bruce H. Vincent
Bruce H. Vincent President

EXHIBIT INDEX

Exhibit Number	Description

3.2	Third Amended and Restated Bylaws of Swift Energy Company dated February 12, 2013.

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